Exhibit 99.1
4th quarter 2009 Investor Presentation

Cautionary Note Regarding Forward-looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of Validus' risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) Validus' limited operating history; 6) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 7) adequacy of Validus' loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) Validus' ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of Talbot, IPC and other businesses Validus may acquire or new business ventures Validus may start; 15) the effect on Validus' investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. 2 Investor presentation 4th Quarter 2009

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that these measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders’ equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise).A reconciliation of the non-GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation. 3 Investor presentation 4th Quarter 2009

Selected Market Information 4 Exchange / Ticker: NYSE / "VR" Share Price (Dec. 31, 2009): $26.94 Primary Shares Outstanding: 128,459,478 Primary Market Capitalization: $3.46 billion Annual Dividend/Yield: $0.88 per share (3.3%) Analyst Coverage: Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Michael Paisan, Stifel Nicolaus Josh Shanker, Deutsche Bank Investor presentation 4th Quarter 2009

Validus Overview Focus on short-tail classes of insurance and reinsurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Flexible and efficient operating platform Excellent financial results Transparent risk disclosure Active capital management 5 Investor presentation 4th Quarter 2009

6 Validus is Diversified in Short Tail Specialty Classes Talbot 2009 GPW $920.0 million Investor presentation 4th Quarter 2009 Pro Forma 2009 GPW of $2.0 billion Balanced by Class: 51% Property, 22% Marine, 27% Specialty Validus Re Pro Forma 2009 GPW $1.155 billion (CHART) (CHART) Note1/ $2.0 billion consolidated GPW reflects $66.7mm intersegment eliminations, Validus Re GPW and Talbot GPW do not Note 2/ Pro forma GPW consists of the combined results of the Company including IPC as if owned for all of the specified time period

Validus Shareholders' Equity vs. Selected Peers Peer Comparison - Q4 2009 Common Shareholders' Equity in $US Billions 7 Investor presentation 4th Quarter 2009 (CHART) Source: SNL Financial and company reports Includes VR and companies reporting earnings through Feb 17, 2010

Rate Environment - Validus Re 8 INVESTOR PRESENTATION 4th Quarter 2009 Source: Guy Carpenter & Company, LLC Note 1/ Index value of 100 in 1990 World Catastrophe Rate on Line Index

January Renewals - Validus Re Segment 9 INVESTOR PRESENTATION 4th Quarter 2009 Values in millions of $US 587.0 (CHART) Note 1/ GPW includes intersegment business on an as written basis

Benefits of the IPC Transaction - Validus Re Segment Group capitalization of $4.3 billion1 as of September 30, 2009 Very clean, transparent balance sheet Stronger relationships with major reinsurance intermediaries January renewal book of $587.0 million (pro forma) Strong technical expertise Well defined appetite and clear communication with cedents 10 INVESTOR PRESENTATION 4th Quarter 2009 Note 1/ Includes junior subordinated deferrable interest debentures Note 2/ Group 1:100 U.S. windstorm PML reduced 7.5% from October 1, 2009 to January 1, 2010 Positioning Pre-January Renewals Gross premium written of $574.3 million Size and quality of balance sheet transcends ratings for many cedents Quoting market and preferred signings Reduction in peak U.S. exposures2 Growth in Europe and Asia Results of January Renewals

Rate Environment - Talbot 11 INVESTOR PRESENTATION 4th Quarter 2009 Talbot Composite Rate on Line Index Note 1/ Rate index reflects the whole account rate change, as adjusted for changes in exposure, inflation, attachment point and terms and conditions

Ability to Scale Platform Flexible and Efficient Operating Platform Latin American operations Onshore energy team Aviation team Singapore branch office European representative office 12 Investor presentation 4th Quarter 2009 Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational description see the company's most recent Annual Report on Form 10-K.

Excellent Fourth Quarter 2009 Financial Results Quarterly Highlights 13 Investor presentation 4th Quarter 200933.1% growth in gross premiums written 16.6% ROAE and 17.7% operating ROAE Note 1/ VR diluted book value per share, operating income and operating ROAE are non-GAAP financial measures Note 2/ ROAE and operating ROAE are presented on an annualized basis 64.1% combined ratio (40.2% at Validus Re and 93.2% at Talbot)Net income of $165.8 million and diluted EPS of $1.23Net operating income of $176.9 million and diluted operating EPS of $1.31Diluted book value per share of $29.684.4% growth including dividend in Q409)

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 33.1% to $255.3 million 50.4% increase in Talbot segment Underwriting income of $153.6 million 35.4% growth in net premiums earned Combined ratio improved by 25.4 percentage points Net investment income increased sequentially 15.8% to $35.5 million Net operating income of $176.9 million Diluted net operating EPS of $1.31 14 Investor presentation 4th Quarter 2009 Note (1): Q4 2009 property losses due to Dublin, Ireland flooding Q4 2008 was impacted by losses from Hurricane Ike

Investment Portfolio at December 31, 2009 Total cash and invested assets of $5.78 billion Conservative investment strategy Emphasis on the preservation of invested assets Provision of sufficient liquidity for prompt payment of claims Minimal exposure to equity and alternative asset classes Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration of 2.2 years Quarterly average investment yield: 2.47% 15 Investor presentation 4th Quarter 2009 (CHART)

Loss Reserves at December 31, 2009 Validus Gross Reserve Mix Observations Gross reserves for losses and loss expenses of $1.62 billion: $1.4 billion net of reinsurance IBNR represents 49.0% of reserves Talbot has a history of favorable reserve development: $154.3 million since acquisition $49.1 million year to date Favorable reserve development in the quarter of $48.7 million: Talbot favorable development of $19.8 million Validus favorable development of $28.9 million 16 Investor presentation 4th Quarter 2009 (CHART)

Growth in Diluted Book Value Per Share Plus Accumulated Dividends 16.6% Compound Annual Growth in Diluted BVPS Through December 31, 2009 17 Investor presentation 4th Quarter 2009 (CHART)

Compound Growth in Diluted Book Value per Share - Since Validus IPO 18 Investor presentation 4th Quarter 2009 (CHART) Note 1/ Diluted book value per share calculation includes impact of quarterly dividends Note 2/ Chart excludes XL Capital (24.3)% and Maiden Holdings which was not public at the time of the VR IPO Note 3/ Includes VR and companies reporting earnings through Feb 17, 2010 Note 4/ VR starting point is proforma diluted BVPS at June 30, 2007 of $20.89 Source: SNL Financial and company reports

Market capitalization as of December 31, 2009 of $3.46 billion Market value of float as of December 31, 2009 of $2.32 Billion Free float now equal to 67% of market capitalization $400 million share repurchase program announced November 5, 2009 $135.5 million utilized through February 17, 2010 Share repurchase authorization "reloaded" to $750 million on February 17, 2010 Common share dividend increased by 10% to $0.88 per year, 3.3% yield $14.5 million principal amount of hybrid securities repurchased in November 2009 $4.4 million gain 19 INVESTOR PRESENTATION 4th Quarter 2009 Active Capital Management Increased Float and Liquidity Resulting from the IPC Transaction Actively Managing Capital

Transparent Risk Disclosure - January 1, 2010 Portfolio 20 Investor presentation 4th Quarter 2009 1:100 year PML equal to 20.5% of quarter end capital, 21.9% of shareholders' equity Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Realistic Disaster Scenarios - July 1, 2009 Portfolio 21 Investor presentation 4th Quarter 2009 The company has presented The Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds syndicates including the Company's Talbot syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios and therefore the estimated exposures will be updated as of July 1, 2009 and included in the June 30 supplement. Lloyd's makes its updated realistic disaster scenarios (RDS) guidance available to the market annually. The RDS scenarios specification document 2009 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/lloyds_market/tools_and_reference/exposure_management/realistic_disaster_scenar ios/ Modeling catastrophe threat scenarios is a complex exercise involving numerous variables, and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possible materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies. A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company. Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS) Estimates as of July 1, 2009, in millions of U.S. Dollars

4th quarter 2009 APPENDIX Investor Presentation

Validus Re - Quarterly Segment Results Gross premiums written decreased by 23.2% to $33.7 million $7.1 million of Ike/Gustav related property reinstatement premiums in Q4 2008 Net premiums earned increased by 56.7% to $257.6 million $93.3 million contribution from IPC Re, offset by non-recurrence of event driven reinstatement premiums Underwriting income increased to $154.0 million 23 Investor presentation 4th Quarter 2009 Note (1): Q4 2009 property losses due to Dublin, Ireland flooding Q4 2008 was impacted by losses from Hurricane Ike

Talbot - Quarterly Segment Results Gross premiums written increased by 50.4% to $229.5 million $35.0 million increase from aviation team $22.3 million increase from onshore energy team Net premiums written increased by 30.7% to $191.9 million Underwriting income increased to $11.7 million from $8.2 million Absence of notable loss events in the quarter 24 Investor presentation 4th Quarter 2009 Note (1): No current quarter notable loss events. Q4 2008 was impacted by losses from Hurricane Ike

Net Operating Income Reconciliation 25 Investor presentation 4th Quarter 2009

Diluted Book Value Per Share Reconciliation 26 Investor presentation 4th Quarter 2009